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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               October 21, 1997


                        STATEFED FINANCIAL CORPORATION

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            (Exact name of Registrant as specified in its Charter)



     Delaware                        0-22790                  42-1410788
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 (State or other                (Commission File No.    (IRS Identification No.)
jurisdiction of incorporation)



519 Sixth Avenue, Des Moines, Iowa                                  50309-2473
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(Address of principal executive offices)                            (Zip Code)


      Registrant's telephone number, including area code: (515) 282-0236
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         On October 21, 1997, the Registrant issued the attached press release and October 23, 1997 the Registrant issued clarification press release.

Items 7.  Financial Statements and Exhibits
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         (a)   Exhibit

                1. Press release, dated October 21, 1997

                2. Press release, dated October 23, 1997



                                      2.
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                                  SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STATEFED FINANCIAL CORPORATION


Date:  October 24, 1997                     By: /s/ JOHN F. GOLDEN
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                                                    John F. Golden
                                                    Chief Executive Officer







                                      3.